Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Smith Barney Investment Trust:

We consent to the use of our report, incorporated herein by reference, dated January 20, 2006, for Smith Barney Classic Values Fund, a series of Smith Barney Investment Trust, as of November 30, 2005 and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

[GRAPHIC APPEARS HERE]

New York, New York

March 28, 2006

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Smith Barney Investment Trust:

We consent to the use of our reports, incorporated herein by reference, dated January 20, 2006, for Smith Barney Intermediate Maturity California Municipals Fund and Smith Barney Intermediate Maturity New York Municipals Fund, each a series of Smith Barney Investment Trust, as of November 30, 2005 and to the references to our firm under the headings “Financial highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

[GRAPHIC APPEARS HERE]

New York, New York

March 28, 2006

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Smith Barney Investment Trust:

We consent to the use of our report, incorporated herein by reference, dated January 20, 2006, for Smith Barney Large Capitalization Growth Fund, a series of Smith Barney Investment Trust, as of November 30, 2005 and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

[GRAPHIC APPEARS HERE]

New York, New York

March 28, 2006

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Smith Barney Investment Trust:

We consent to the use of our report, incorporated herein by reference, dated January 20, 2006, for Smith Barney Mid Cap Core Fund, a series of Smith Barney Investment Trust, as of November 30, 2005 and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

[GRAPHIC APPEARS HERE]

New York, New York

March 28, 2006